Exhibit 99.1

Flotek Industries, Inc. Announces Results of Special Meeting of Stockholders, Change to

Board of Directors, Additional Executive Reorganization News and Third Quarter Reporting Schedule

- Stockholders Approve Increase in Authorized Shares, Additional Proposals Related to Recent Preferred Equity Offering

- Elects Two Members to Board of Directors, Announces Director Resignations

- Appoints Glenn Neslony Vice President & Treasurer, Announces Extension of Contract with John Chisholm as Interim President, Announces Resignation of Scott Stanton as Executive Vice President, Accounting and Reporting

- Announces Extension to File Third Quarter 10-Q and Earnings Conference Call Schedule

HOUSTON, Nov. 9 /PRNewswire-FirstCall/ — Flotek Industries, Inc. (NYSE: FTK) (“Flotek” or the “Company”) today announced the results of its Special Meeting of Stockholders.

At the Special Meeting, Flotek Stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 80 million from 40 million. The Company will now file an Amendment to its Certificate of Incorporation with the Secretary of State of Delaware completing the process.

“The approval of this amendment to Flotek’s Certificate of Incorporation is the key final step in the preferred equity offering the Company announced in August,” said John Chisholm, Flotek’s Interim President. “This, in combination with the other actions at today’s meeting, allows Flotek to issue shares that were contingent on stockholder approval, pay dividends on the recently issued preferred shares and take other actions necessary to satisfy the requirements of the August offering. It also eliminates provisions whereby investors could have required the Company to repurchase the preferred stock issued in the offering, thereby eliminating a contingent liability to Flotek. We appreciate the support of the Company’s shareholders as we continue to work to position the company for future success.”

In addition to approval of the amendment to the Company’s Certificate of Incorporation, stockholders also approved the Company’s ability to pay dividends in the future on its preferred stock by issuing shares of the Company’s common stock, the anti-dilution price protection provisions contained in the warrants issued in the August private placement and the contingent warrants issued by the Company in the August private placement.

A complete description of the items stockholders approved at today’s meeting can be found in the formal proxy announcing the meeting filed with the Securities and Exchange Commission.

Election of New Members to the Board of Directors, Resignation of Directors

Flotek also announced today that Kenneth T. Hern and John Reiland have been appointed to the Company’s Board of Directors.

Mr. Hern brings over three decades of oil and gas experience to the Flotek Board. Mr. Hern retired from Texaco, Inc. in 1994 after 25 years of service. During his tenure he served as President of Texaco Brazil, Vice Chairman and Managing Director of Texaco Nigeria Limited and as President of Texaco’s Saudi Arabian business unit. He currently serves as Chairman and CEO of Nova Biosource Fuels, Inc. Nova is currently in reorganization pursuant to Chapter 11 of the federal bankruptcy statutes.

Mr. Reiland, a Certified Public Accountant, is currently the Chief Financial Officer of SingerLewak, a leading accounting services firm headquartered in Los Angeles. Mr. Reiland has significant experience in corporate leadership and finance including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer roles. Mr. Reiland has focused a significant portion of his professional practice in the area of turnaround and restructuring work including having served as the Chief Executive Officer and Chief Restructuring Officer for Ronco Corporation and Chief Financial Officer of US Dataworks, Inc. He has served on the Boards of both Companies as well as on the

Board of Directors and as Chair of the Audit Committee for Nova Biosource Fuels, Inc. Mr. Reiland also served as Chief Financial Officer of NEON Systems, Inc. from 1996 – 2000 including leading its successful IPO in 1999.

“We welcome both Mr. Hern and Mr. Reiland to Flotek’s Board of Directors and look forward to working with them as we continue our work to rebuild Flotek,” said Flotek Chairman Jerry D. Dumas, Sr. “Mr. Hern’s experience in the oilfield and his executive acumen will be a valued asset to the Board of Directors. Mr. Reiland brings a wealth of practical accounting and finance experience to the Flotek Board, which will be invaluable as we continue to navigate challenging times and reposition the Company for future growth.”

Flotek’s Board of Directors also elected Mr. Reiland to serve as the Chair of the Company’s Audit Committee.

On November 5, 2009 Mr. Kevin McMahon and Mr. Barry Stewart submitted their resignations, effective immediately, as members of the Company’s Board of Directors.

As a result of the timing of these resignations and the subsequent appointments, the Company was temporarily in technical default of continued New York Stock Exchange listing requirements requiring a minimum of three independent directors to serve on the Company’s Audit Committee. The appointment of new directors and reconstitution of the Audit Committee has cured this default without any effect on the Company’s New York Stock Exchange listing.

Flotek Continues Executive Reorganization Focusing on the “Right People in the Right Leadership Positions”

The Company also announced today that the Board of Directors has appointed Glenn Neslony, CPA to the position of Vice President and Treasurer of the Company. Mr. Neslony, a Certified Public Accountant, has been employed by Flotek for the past four years in the accounting group, most recently as Director of SEC Reporting. Mr. Neslony will be responsible for overseeing the accounting and reporting responsibilities of the Company.

“Glenn has been an integral part Flotek’s accounting and finance group for the past four years and this promotion and increased responsibilities reflect on his hard work, contributions and dedication to Flotek and its stockholders,” added Mr. Chisholm. “We continue to work to put the right people in the right leadership positions to make Flotek successful in the future.”

On November 5, 2009, Scott Stanton resigned as Executive Vice President of Accounting and Reporting, effective immediately.

Flotek also announced that the Board of Directors has unanimously agreed to extend the contract of John Chisholm as Interim President until the earlier of June 30, 2010 or until the 2010 Annual Meeting of Stockholders.

“John has made significant strides in stabilizing Flotek and positioning the company to benefit from an improvement in the oilfield cycle,” said Mr. Dumas. “We appreciate John’s willingness to serve and look forward to working with him in the coming months.”

The Board continues to develop a plan to identify a permanent President and Chief Executive.

Third Quarter Earnings Reporting and Conference Call Schedule

Flotek also announced today that it will not file its third quarter Form 10-Q today, and will file a Form 12b-25 with the Securities and Exchange Commission. The Company expects to file its Form 10-Q on or before Monday, November 16, 2009, and plans to report its financial and operational results for the third quarter on Monday, November 16, 2009 and hold a conference call before the market opens. Details of the conference call will be provided in a separate release prior to the call.

About Flotek Industries, Inc.

Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.

CONTACT: Flotek Industries, Inc., +1-713-849-9911